Transforming the Treatment of Cancer and Inflammation Corporate Presentation January 2020 Exhibit 99.1

Legal Disclaimers Statements in this presentation (the “Presentation”) for RAPT Therapeutics, Inc. (the “Company,” “we,” or “our”) that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development plans; current and future drug candidates; business strategy and plans; regulatory pathways; and our ability to complete certain milestones. Words such as "believe," "anticipate," "plan," "expect," "will," "may," "upcoming," "milestone," "potential," "target" or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the current beliefs of the Company's management with respect to future events and trends and are subject to known and unknown risks and uncertainties, including those described in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on December 11, 2019, that may cause our actual performance or achievements to be materially different from any future performance or achievements expressed or implied by the forward-looking statements in this Presentation. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that any assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of such assumptions, fully stated in the Presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Although we believe that the beliefs and assumptions reflected in the forward-looking statements are reasonable, we cannot guarantee future performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Presentation.

Focused on Oral Drugs Targeting Critical Immune Drivers of Disease



- Diversified pipeline
- Large market opportunities
- Significant inflection points in 2020
- Strategic collaborations
- Proprietary discovery engine

CLINICAL

FLX475 (Oncology):
- Selectively targets immunosuppressive tumor T_{reg}
- Encouraging clinical activity in Phase 1 study
- **Phase 2 PoC readout Q2 2020**

RPT193 (Allergic Disease):
- Oral agent targets inflammatory Th2 cells
- Robust PK/PD with favorable safety in Ph1 study
- **PoC readout Q3 2020**

DISCOVERY

GCN2 (Oncology):
- Turns on an antitumor metabolic switch in TME

HPK1 (Oncology):
- Unlocks T cell activation to tumor antigens

3

RAPT THERAPEUTICS

Diversified Pipeline with Significant Inflection Points in 2020 PROGRAM DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Anticipated Program Milestone CCR4 FLX475 Oncology PoC: Q2 2020 RPT193 Inflammation PoC: Q3 2020 GCN2 Oncology Select Candidate: 2020 HPK1 Oncology Asthma and Other Allergic Diseases Monotherapy Combination w/ Keytruda® Atopic Dermatitis PoC: Proof of Concept * ** * Clinical collaboration with Merck ** Regional collaboration and license with Hanmi in Korea and China – Ph2 gastric cancer trial to be initiated after combination RP2D selected Gastric Cancer

Proprietary Drug Discovery and Development Engine R Drug discovery Clinical development to POC Rapid Interrogating clinically-relevant big datasets to identify targets and biomarkers Driven by data to improve chances of clinical success Critical immune drivers of cancer and inflammation A Analytics P Patient selection T Targeting

Experienced Leadership Team and Scientific Advisory Board

Leadership

Brian Wong, MD, PhD
Chief Executive Officer

Dirk Brockstedt, PhD
Chief Scientific Officer

William Ho, MD, PhD
Chief Medical Officer

Paul Kassner, PhD
Vice President, Quantitative and Computational Biology

David Wustrow, PhD
Senior Vice President, Drug Discovery and Preclinical Development

Sylvia Wheeler
Wheelhouse Life Sciences Advisors, Investor Relations and Corporate Affairs

Rodney Young
Chief Financial Officer

Board of Directors

David V. Goeddel, PhD
Managing Partner, The Column Group

Michael F. Giordano, MD
Former SVP and Head of Development, Oncology & Immuno-Oncology, Bristol-Myers Squibb

Mary Ann Gray, PhD
President, Gray Strategic Advisors, LLC

Linda Kozick
Former VP and Head of Immuno-Oncology/Oncology Product & Portfolio Strategy, Bristol-Myers Squibb

William Rieflin, JD
Executive Chairman, NGM Biopharmaceuticals Inc.

Wendye Robbins, MD
President and CEO, Blade Therapeutics Inc.

Brian Wong, MD, PhD
CEO, RAPT Therapeutics

Scientific and Clinical Advisors

Oncology

Alexander Rudensky, PhD
Chairman, RAPT Scientific Advisory Board, Chairman, Immunology Program, Sloan-Kettering Institute

Antoni Ribas, MD, PhD
Professor, Medicine, Hematology/Oncology & Director, UCLA

Scott J. Antonia, MD, PhD
Instructor in the Department of Medicine, Duke University School of Medicine

Drew Pardoll, MD, PhD
Professor, Johns Hopkins University

Philip Greenberg, MD
Professor, Medicine (Oncology) & Immunology, University of Washington

Robert Zamboni, PhD
Adjunct Professor of Chemistry, McGill University

David V. Goeddel, PhD
Founder & CEO Tularik; Founder & Partner The Column Group

Allergy / Immunology

Emma Guttman-Yassky, MD, PhD
Professor and Vice Chair for Research at the Department of Dermatology, Director of the Center for Excellence in Eczema, and Director of the Laboratory of Inflammatory Skin Diseases at the Icahn School of Medicine at Mount Sinai Medical Center

Jasmina Jankicevic, MD
Consulting Dermatologist, Premier Research

Thomas Bieber, MD
Professor of Dermatology and Allergy, University of Bonn, Germany

Andrew Blauvelt, MD, MBA
Dermatologist and President of Oregon Medical Research Center

Investors

THE COLUMN GROUP

T.RowePrice

Hartford HealthCare

KPCB KLEINER PERKINS CAUFIELD BYERS

topspin

G/

Celgene

6

RAPT THERAPEUTICS

Our CCR4 Program

CCR4 Drives Tumor Progression and Allergic Inflammation Regulatory T cells (Treg) are recruited into the tumor via CCR4 and block antitumor immunity Th2 cells are recruited via CCR4 into tissues and drive allergic inflammation CCR4 Treg CCR4 Th2 Eosinophilia Skin and airway thickening High IgE IL-4 IL-5 IL-13 Cancer Atopic Dermatitis, Asthma CCR4 Ligands CD8 T Cell Antitumor immunity CCR4 Ligands

FLX475: CCR4 Antagonist for Oncology

FLX475: Oral CCR4 Antagonist with Phase 2 PoC Anticipated in Q2 2020 Designed to selectively block tumor Treg while sparing normal tissues and beneficial immune cells Phase 1/2 study ongoing with PoC readout anticipated in Q2 2020 Demonstrated preliminary evidence of clinical activity Collaborations with Merck and Hanmi to enable global development program Issued U.S. composition of matter patent with coverage at least through 2037 Blocks interaction with CCR4 ligands CCL22 and CCL17 on Treg

Treg Allows Tumors to Evade the Immune System Treg are a major barrier to effective antitumor immunity Treg numbers correlate with poor clinical outcome across most tumor types Act as powerful suppressors of the immune response Patients with genetic defects in Treg exhibit severe autoimmunity The CCR4 pathway specifically drives Treg accumulation in the tumor but not in healthy tissues Cancer Tumor Treg CD8 T Cell Suppression

Identification and Characterization of “Charged” Tumors “Charged” tumors: Tumors expressing high levels of CCR4 ligands and Treg Non-Small Cell Lung Cancer Triple Negative Breast Cancer Head and Neck Cancer Virally-Associated Cancers “Charged” tumors tend to be “hot” with high levels of Treg likely holding back the antitumor immune response Potential for tissue-agnostic accelerated approval in virally- associated tumors - Data from in-house analysis of TCGA database combined with other data sets; Confirmed in > 400 tumor microarrays - The graph above reflects a logarithmic scale on each axis Treg CCR4 Ligands Gastric EBV+ NPC EBV+ NSCLC Sq. TNBC Cervical HPV+ HNSCC NSCLC Ad. “Heat” (CD8 Signature) Virally-Associated Non-Virally-Associated

A Large Proportion of Multiple Tumor Types are “Charged” Tumor Type Prevalence* (U.S.) Virally Associated Percent Viral Estimated Percent “Charged”** Non-Small Cell Lung Cancer 268,600 N/A N/A 60-80% Triple Negative Breast Cancer 145,500 N/A N/A Head and Neck Squamous Cell Carcinoma 143,000 ✓ 25%-60% Nasopharyngeal Cancer 105,000*** ✓ >95% >90% of virally associated tumors Hodgkin Lymphoma 28,500 ✓ 30%-50% Cervical Cancer 46,800 ✓ >95% Non-Hodgkin Lymphoma 225,000**** ✓ Widely variable among subtypes * Based on 2012 Globocan registries 5-year prevalence (2008-2012 estimates) ** Data from in-house analysis *** World-wide prevalence **** Based on 2018 Globocan registries 5-year prevalence (2013-2018 estimates)

CCR4 Antagonist: Single Agent Activity in a Mouse Model of a “Charged” Tumor CD8 : Treg Ratio Single Agent Efficacy Tumor Volume (mm3) Days post-inoculation CD8 : Treg ratio Vehicle CCR4 Antagonist Checkpoint Inhibitor Combination *** ** **** * **     P<0.01 ***   P<0.001 *     P<0.05 ****   P<0.0001 ** 400 600 200 0 800 0 20 40 60 Vehicle CCR4 Antagonist Checkpoint Inhibitor Combination Pan02 “Charged” Tumor

Accumulation of Treg in the TME is a General Adaptive Immune Resistance Mechanism to Treatment Pre CAR-T Post CAR-T CD8 FoxP3 O’Rourke et al. Science Trans. Med. (2017) Sharma et al. Clinical Cancer Research (2019) Accumulation of Treg has also been observed in both post anti-PD-1 and after conventional therapies such as radiation or chemotherapy Anti-CTLA-4 Therapy CAR-T Cell Therapy

CCR4 Antagonist Synergizes with Checkpoint Inhibitors Vehicle CPI 1/10 Tumor-Free CPI + CCR4 Antagonist 5/10 Tumor-Free Treatment initiation Median tumor volume (mm3) Days post-inoculation ** p<0.01 Combination Efficacy 500 1000 0 1500 0 10 20 30 Vehicle Checkpoint Inhibitor CCR4 antagonist + CPI *** Inhibition of Treg Migration Number of Treg 250 200 150 150 100 50 0 -50 CT26 tumor model p<0.001

FLX475 Clinical Development Status Monotherapy  25 mg - 100 mg QD (Mixed tumors including "Charged")  Combination w/ Keytruda® 50 mg - 100 mg QD (Mixed tumors including “Charged") 3+3 design Recommended Phase 2 Dose current stage Endpoints: Safety, PK, Biomarkers, Objective Response Rate Phase 1 Healthy Volunteer Study (Completed) Phase 1 Cancer Dose Escalation RP2D Selected

Phase 1 Summary Healthy Volunteer Study 104 healthy human volunteers Target engagement achieved in majority of subjects at 75 mg Excellent safety and tolerability at targeted exposures Oncology Dose Escalation Recommended Phase 2 Dose (Monotherapy): 100 mg Dose escalation for combination cohorts ongoing No new safety findings Encouraging evidence of clinical activity

Confirmed Partial Response in a Checkpoint Inhibitor-Refractory NSCLC Patient Treated with 50 mg FLX475+Keytruda* 4L NSCLC patient that progressed on prior atezolizumab therapy Confirmed partial response (PR) by RECIST 1.1 criteria. Patient remains on study. Week 14 Screening Week 8 -37.5% (PR) -47% (PR) Baseline *Based on radiological analysis conducted at the clinical investigator site

FLX475 Phase 2 Trial: PoC Expected in Q2 2020 FLX475 Monotherapy N=10 FLX475 w/ Keytruda® N=10 N=10 N=10 N=10 N=10 N=10 N=10 Nasopharyngeal (EBV+) Non-Small Cell Lung (CPI Experienced) Hodgkin/Non-Hodgkin (EBV+) Head & Neck (CPI Naïve) Cervical (HPV+) (CPI Naïve) TN Breast (CPI Naïve) Head & Neck (CPI Naïve) Head & Neck (CPI Experienced) PoC Q2 2020 Patients have failed at least one line of therapy Endpoints: Safety, PK, Biomarkers, Objective Response Rate CPI = Checkpoint Inhibitor Gated 2-stage design: if positive ORR in a cohort, enroll additional 19 patients

RPT193: CCR4 Antagonist for Allergic Diseases

RPT193: Oral CCR4 Antagonist for Allergic Diseases with PoC Anticipated in Q3 2020 Targeting atopic dermatitis, asthma, others Oral convenience could provide substantial competitive advantage to injectables and topical agents Completed IND-enabling studies and healthy volunteer data suggest a favorable safety profile Phase 1 trial ongoing with PoC in atopic dermatitis anticipated in Q3 2020 Normal Human Skin AD Lesional Skin

RPT193 Acts on a Well Validated Pathway in Asthma and Atopic Dermatitis (AD) RPT193 Inhibits Th2 migration into inflamed tissues anti-IL5/R Ab (Benralizumab, AZ) (Mepolizumab, GSK) anti-IL13 Ab (Lebrikizumab, Dermira) Airway/Skin Allergen IL-5 anti-IL4Rα Ab (Dupilumab, Regeneron/Sanofi) CCR4 Th2 CCL17 CCL22 IL-4 IL-13 Inflammation Thickening Cough/Itch X Cytokines Alarmins: TSLP, IL25, IL33 Th2 cells are recruited via CCR4 into inflamed tissues

RPT193 Dupilumab* JAK inhibitors Safety Preclinical and healthy volunteer data suggest a favorable safety profile Generally safe and well tolerated Conjunctivitis Immunosuppressive Potential black box warning for infections, malignancies and thromboembolic events Route of Administration Oral, daily dosing Injectable Oral Efficacy Preclinical data suggest efficacy similar to dupilumab* Durable clinical efficacy Activity in AD and asthma Similar to dupilumab* RPT193 Potential Advantages Favorable Characteristic Unfavorable Characteristic * DUPIXENT®

Potency of CCR4 Inhibitors in an In Vitro Th2 Chemotaxis Assay

CCL22-Induced Th2 Chemotaxis


% Th2 Migration
100
80
60
40
20
0
RPT193
IC50 ~370nM
-9
-8
-7
-6
-5
Log [RPT193], (M)


% Th2 Migration
AZD2098
IC50 ~3μM
Log [AZD2098], (M)


% Th2 Migration
GSK2239633
IC50 ~3μM
Log [GSK2239633], (M)

25

RPT193 Demonstrates Similar Efficacy to Biologics in Atopic Dermatitis Model Skin Analysis Sensitization Allergen Challenge Treatment: Vehicle, RPT193, Anti-IL-4R, or Anti-IL-13 Days 0 1 7 8 9 10 11 12 Delta Skin Thickness (mm) Days

RPT193 Demonstrates Broader Activity than Anti-IL-13 in an Allergic Asthma Model



Sensitisation
OVA
Day 1
Boost
OVA
Day 14
Lung OVA Challenge
Days 20-23
24 hrs after day 23 challenge
BALF collection and cell count
Oral RPT193 on Days 19 – 23
Anti-IL-13 on Day 19



Eosinophils
Eosinophils in BALF (x10⁶)
p<0.05
0
1
2
3
4
Vehicle
OVA
RPT193
Anti-IL-13
Neutrophils
Neutrophils in BALF (x10⁶)
p<0.001
0.0
0.2
0.4
0.6
0.8
Vehicle
OVA
RPT193
Anti-IL-13
IL-5
IL-5 (pg/ml)
p<0.001
0
100
200
300
400
Vehicle
OVA
RPT193
Anti-IL-13

27

RPT193: Seamless Clinical Trial Design to PoC and Beyond

RPT193 Phase 1a/1b Healthy Volunteer/ Atopic Dermatitis Trial

Phase 1a SAD

Escalating Dose

- Mod-Severe AD
- Readout 4 weeks
- Placebo-controlled 2:1

Phase 1a MAD

Escalating Dose

~40-50 Healthy Volunteers

Phase 1b Atopic Dermatitis

Single Dose

~30 AD Patients

Endpoints: Safety, PK, Biomarkers, Efficacy (EASI)

PoC
Q3 2020

RPT193 Phase 2 Trials

Phase 2b Atopic Dermatitis

Phase 2a Asthma and Other Allergic Diseases

28

RAPT THERAPEUTICS

Phase 1a HV Data Supports Once-Daily Dose 100 mg once-daily dose exceeds target exposures and receptor occupancy Favorable safety profile to date (n=56) Target Receptor Occupancy Exceeded at 100 mg Dose-Proportional Oral PK with ~24 Hr. Half-Life

RPT193 – dose level 1 ~40 - 60 AD Patients per cohort Proposed Phase 2b Double Blind, Placebo-Controlled Trial Placebo control RPT193 – dose level 2 RPT193 – dose level 3 1:1:1:1 Screening Treatment Period (12-16 wks) Key inclusion criteria: Age ≥ 18 years Mod-Severe AD EASI of ≥ 16 BSA of ≥ 8 IGA ≥ 3 R Primary Endpoints: Mean % change from baseline in EASI at week 12 or 16 Secondary Endpoints: IGA and EASI response rates

RPT193: Potentially Disruptive Convenience and Safety Profile


Atopic Dermatitis U.S. Prevalence**
Adult
Total (~19 M)
Pediatric
Total (~10 M)
Adult
Diagnosed (~9 M)
Pediatric
Diagnosed (~8 M)
Mild
~3.6M
Moderate – Severe
~5.4M
Moderate – Severe
~2.4M
Initial RPT193 Target Population
Potential Expanded RPT193 Target Population

**2018 Data, Decision Resources, nationaleczema.org, Shaw et al., 2011

31

RAPT THERAPEUTICS

GCN2 and HPK1: Key Drivers of Tumor Immunosuppression

GCN2 Program: Reversing Tumor Progression Caused by Metabolic Stress


Tumor Microenvironment (TME)
↓ Amino acids
↓ Hypoxia
↓ Glucose
GCN2
Immune related
Tumor intrinsic
CD8
T cell
MDSC
Decrease Survival and Tumor Killing
Increase Immune Suppression
Increase Tumor Survival

- TME harbors significant metabolic stress
- GCN2 inhibitors have potential to:
  - Reactivate the immune response
  - Increase tumor cell death
  - Act specifically in the TME resulting in better therapeutic index
- RAPT GCN2 inhibitor demonstrated enhanced immune function in vitro and single agent antitumor activity in vivo
- Plan to select a candidate in 2020

33

Mellor and Munn, 2008; Ye et al, 2010; Wang et al, 2013

RAPT THERAPEUTICS

HPK1 Program: Unlocking Antitumor T Cells HPK1 is a negative regulator of T cell receptor activation Identified from a RAPT computational screen along with PD-1 and CCR4 High resolution crystal structures and docking models have enabled the discovery of potent and selective HPK1 inhibitors with good PK HPK1 inhibition increases tumor-specific T cell activation leading to compelling efficacy in tumor models Program in Lead Optimization RAPT HPK1 Crystal Structure

Significant Inflection Points in 2020 Timing Milestones FLX475 RPT193 GCN2 Program 2020 1H Phase 2 clinical PoC Phase 1b enrollment completed 2H Expansion cohorts and potential registrational studies Phase 1b clinical PoC Select Candidate

Focused on Oral Drugs Targeting Critical Immune Drivers of Disease



- **Diversified pipeline**
- **Large market opportunities**
- **Significant inflection points in 2020**
- **Strategic collaborations**
- **Proprietary discovery engine**

CLINICAL

FLX475 (Oncology):
- Selectively targets immunosuppressive tumor T_{reg}
- Encouraging clinical activity in Phase 1 study
- **Phase 2 PoC readout Q2 2020**

RPT193 (Allergic Disease):
- Oral agent targets inflammatory Th2 cells
- Robust PK/PD with excellent safety in Ph1 study
- **PoC readout Q3 2020**

DISCOVERY

GCN2 (Oncology):
- Flips a key metabolic switch in TME

HPK1 (Oncology):
- Unlocks T cell activation to tumor antigens

36

RAPT THERAPEUTICS

Thank You